BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock Short-Term Municipal Fund

(the “Fund”)

Supplement dated June 25, 2021 to the

Statement of Additional Information (“SAI”) of the Fund,

dated October 28, 2020, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The first three sentences of the first paragraph of the section of the SAI entitled “Investment Objectives and Policies — Investment Policies of the Funds — Short-Term Fund ” is deleted in its entirety and replaced with the following:

The Short-Term Fund invests primarily in a portfolio of short-term investment grade Municipal Bonds. Municipal Bonds in the Short-Term Fund will be either Municipal Bonds with a remaining maturity of less than seven years, short-term municipal notes, which typically are issued with a maturity of not more than one year or variable rate demand notes (“VRDN”), which typically are issued with a maturity of longer than four years, but have a one-day or seven-day put demand feature at par. The Short-Term Fund will treat Municipal Bonds that it has the option to require the issuer to redeem within seven years as having a remaining maturity of less than seven years, even if the period to the stated maturity date of such Municipal Bonds is greater than seven years.

The second sentence of the section of the SAI entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Kevin A. Schiatta, CFA, Kristi Manidis and Christian Romaglino, CFA are the portfolio managers of the Short-Term Fund and are jointly and primarily responsible for the day-to-day operations of the Fund.

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed — BlackRock Short Term Municipal Fund” is deleted in its entirety and replaced with the following:

BlackRock Short-Term Municipal Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kristi Manidis	8 $9.15 Billion	0 $0	8 $6.26 Million	0 $0	0 $0	0 $0
Kevin A. Schiatta, CFA	6 $7.78 Billion	0 $0	1 $3.98 Billion	0 $0	0 $0	0 $0
Christian Romaglino, CFA*	10 $5.76 Billion	0 $0	0 $0	0 $0	0 $0	0 $0

*	Information provided as of May 31, 2021.

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Corporation or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed-income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmark
Theodore R. Jaeckel, Jr., CFA	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Walter O’ Connor, CFA
Michael Perilli, CFA
Kristi Manidis
Michael Kalinoski, CFA
Kevin A. Schiatta, CFA
Christian Romaglino, CFA

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of June 30, 2020, the end of the Funds’ most recently completed fiscal year end, the dollar range of securities beneficially owned by each portfolio manager in the Funds is shown below:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities Owned
Theodore R. Jaeckel, Jr., CFA	High Yield Fund	$100,001 – $500,000
Walter O’Connor, CFA	National Fund High Yield Fund	$100,001 – $500,000 $10,001 – $50,000
Kevin A. Schiatta, CFA	Short-Term Fund	None
Kristi Manidis	Short-Term Fund	None
Michael Kalinoski, CFA	National Fund	$10,001 – $50,000
Michael Perilli, CFA	High Yield Fund	None
Christian Romaglino, CFA*	Short-Term Fund	None

*	Information provided as of May 31, 2021.

Shareholders should retain this Supplement for future reference.

SAI-MBFST-0621SUP